Investor Presentation Q1 2016

IMPORTANT NOTICE: This presentation contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor and other protections provided by the Reform Act and applicable securities laws. The forward-looking statements included in this presentation reflect Owens Realty Mortgage, Inc.’s (“ORM’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ORM’s actual results to differ significantly from those expressed in any forward-looking statement and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Statements regarding the following subjects, among others, may be forward-looking: ORM’s business and investment strategy; projected dividend yields; ORM’s projected expenses and operating results; ORM’s projected capital expenditures and construction related expenses; economic, demographic, lending or real estate developments in ORM’s markets; early terminations of or non-renewal of leases by ORM’s tenants; ORM’s ability to obtain financing arrangements; general volatility of the markets in which ORM participates; construction progress and completion dates, permit, entitlement, zoning and other property related approvals, expected real estate planning and policies of city, county, state, and other regional municipalities, including zoning, land annexation, and building and development approvals, expected listing and sale dates, occupancy rates and dates, and marketability of ORM’s real estate assets; ORM’s ability to qualify and maintain ORM’s qualification as a REIT; market trends in ORM’s industry, including interest rates, real estate values, vacancy and absorption rates, lease rates, land, residential and commercial property statistics, regional population and income growth, or the general economy; and statements about ORM’s current expectations, plans, strategies, prospects, beliefs, targets, assumptions, and forecasts. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “approximate,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not guarantee the assumptions underlying such forward-looking statements and does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. Investors are encouraged to read the following presentation in conjunction with our periodic reports including, without limitation, the Risk Factors section in the Annual Report on Form 10-K for the year ended December 31, 2015. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. DISCLAIMERS: Pro Forma Dividend Yield The projected dividend yield in this presentation is meant to provide an estimated dividend yield range, for informational purposes only and is not a forecast of expected results. The pro forma dividend represents annualized distributions of $1.70 to $1.95 per share, based on an average annualized loan investment rate of 8.50%, less projected 5.50% weighted average cost of capital, divided by a hypothetical stock price of $20.00 per share. * Forward-Looking Statements and Other Disclaimers

Ticker (NYSE MKT) ORM Shares Outstanding1 10,247,477 Market Capitalization2 $170M Recent Share Price2 $16.55 Book Value per Common Share1  $19.41 Dividend Yield3 2.00% Price to Book Ratio4 0.82x * As of quarter ending March 31, 2016, total net of allowance for loan losses and net of accumulated depreciation and amortization. As of May 18, 2016 Based on the $0.08 regular quarterly dividend per share of common stock, annualized and ORM’s closing price per share of $15.97 on March 31, 2016. Based on the closing price per share of $15.97 on March 31, 2016 and the book value per common share of $19.41 as of quarter ending March 31, 2016. Company Overview Owens Realty Mortgage, Inc. is a specialty finance company organized as a REIT that focuses on the origination, investment and management of small-balance and middle-market commercial real estate loans. We provide customized, short-term acquisition and transition capital to commercial real estate investors that require speed and flexibility.

* Company Overview During recession, beginning in 2009, foreclosed on 50%+ of loan portfolio, LP redemptions and lending activity suspended. During recovery repositioned and improved real estate assets, maximizing potential market value. In May 2013, ORM completed a reorganization into a publicly-traded REIT. Its predecessor, Owens Mortgage Investment Fund, a California LP, was formed in 1983 and became a SEC registered public filer in 1988. We are managed by Owens Financial Group, Inc., a specialized commercial real estate management company that has originated, serviced and managed alternative commercial real estate investments since 1951. Strategy is to liquidate real estate assets, invest proceeds into commercial real estate loans, and deliver a consistent, competitive risk-adjusted yield to shareholders.

Our Strategy

- **Liquidate Real Estate Owned Assets**
  - Seven Sales/20 Percent Rule
  - Sell majority of REO by end of 2017[1]
  - Complete property improvement/development projects
- **Grow Commercial Loan Investment Portfolio**
  - Strong market demand
  - Minimize non-performing loans
- **Increase Leverage to 1x Stockholders' Equity**
  - Continue to improve lending facility rates and terms
- **Increase Dividends**
  - REITs must distribute at least 90% of net taxable income
  - Average yield 1989 – 2007 was ~ 8.40%[2]
  - Pro forma dividend yield ~ 8.50% - 9.50%[3]

(1) Based on GAAP book basis
(2) Based upon annual income distributions to investors from 1989 through 2007 divided by year end book capital and averaged over applicable period. The average dividend from 2008 through 2012 was 2.70%
(3) Constitutes forward-looking information. Actual future dividend yields could vary significantly from the pro forma projection presented. See Forward-Looking Statements and Other Disclaimers disclosure on page 1

5

Investment Opportunity

OWENS REALTY MORTGAGE, INC.

☑ **ORM trading at discount to book value and NAV**

- Recent closing price per share \$16.55 vs. book value per share \$19.41[1]

☑ **Unlock Embedded NAV Gains Potential in Real Estate Portfolio**

- Analyst estimates \$3.50-\$4.00 book value per share[2]

☑ **Favorable Market Conditions**

- CRE fundamentals strong
- Regulatory environment limiting lending capacity of banks
- Increased demand for speed

☑ **Commitment to Increasing Dividends**

- Current annualized regular dividend \$0.32 per common share[3]
- Pro forma dividend ~ \$1.70 - \$1.95 per common share[4]

6

(1) Closing price per share on May 18, 2016 and book value per common share as of quarter ending March 31, 2016.
(2) As per JMP Securities analyst initiating report dated January 15, 2016. Potential NAV gains per share as of the 9/30/15 real estate portfolio.
(3) Based on the Q1 2016 \$0.08 regular quarterly dividend per share of common stock, annualized.
(4) Constitutes forward-looking information. Actual future dividend yields could vary significantly from the pro forma projection presented. See Forward-Looking Statements and Other Disclaimers disclosure on page 1

* Significant Progress Since 2015 Sales of Real Estate Owned Assets $2.27 per share or 13.2% increase in book value per share1 Increased Commercial Loan Investment Portfolio $44M or 64% net increase2 Reduced Non-Performing Loans $13M or 57% net decrease3 Increased Leverage Potential borrowing capacity increased to $50M (with $25M accordion feature)4 Share Repurchases Repurchased total of 950,642 ORM common shares or ~ 8.5% of total outstanding shares for $13.52 average price per share5 Completed Redevelopment of North Tower at TOTB Miami Total construction costs of $23M; completed in Q1 2016 Analyst Coverage JMP Securities initiated coverage on January 15, 2016 Based on property sales equal to $32.7M in book value between January 1, 2015 and March 31, 2016. Represents net of loan originations and loan repayments between January 1, 2015 and March 31, 2016. Represents net of non-performing loan payoffs and additions between January 1, 2015 and March 31, 2016. Credit facility with syndicate led by California Bank and Trust includes potential to increase borrowing capacity by an additional $25M. Based on total ORM shares repurchased between September 1, 2013 and March 31, 2016, and 11,198,112 beginning total outstanding common shares.

Owens competes primarily in the Small Balance Commercial Lending market ($500K - $10M) but also lends in the Middle-Market ($10M - $50M) $181B loan volume for 2015 (loans under $5M) Majority transaction volume in Western U.S. Fragmented and inefficient market opportunity to be exploited The top 20 lenders command only 23% total production in 2015 National SBC market mimics overall CRE market fundamentals * Source: Boxwood Means, Inc., March 2016 Small Balance Commercial (SBC) Market SMALL-BALANCE ORIGINATIONS TREND Loans under $5 Million SBC PURCHASE VOLUME BY STATE

* CRE prices are recovering from recessionary lows – positive macro fundamentals Limited lending capacity of banks in CRE market creating opportunities for alternative lenders Basel III/Dodd-Frank/Volcker Rule tightening underwriting standards Increasing CRE Sales Volume Limited supply of new commercial construction Stable interest rate environment REITs trading at discount to book value – concerns over geo-political volatility and long-term direction of interest rates Commercial Real Estate (CRE) Market Source: Boxwood Means, Inc., March 2016 NATIONAL CRE SALES PRICE TREND COMPARISON

* Competitive Advantage ORM Competitive Advantage Experienced Management Team – 50 years Flexible and Creative Investment Structures Strong Brand Recognition in SBC Strong Relationships Fast Funding Capabilities Direct Origination & Servicing Strong Brand Identity in Western U.S. Commercial lending business for over 50 years Direct Origination Platform Specialty Financing Management structure designed to allow creative, customized financing structures Transaction Speed Our structure also provides the ability to fund commercial RE loans very rapidly – loan commitments in as little as 24 hours and funding in less than 2 weeks REO Asset Manager Proven ability to manage non-performing loans and foreclosed real estate assets Loss mitigation through experienced property management, repositioning, and development – maximizing terminal asset value Minimal Interest Rate Sensitivity Short-term bridge loans (1-3 years) Portfolio turns over on average every 18 months providing hedge against interest rate volatility

* INVESTMENT STRATEGY INVESTMENT STRATEGY Loan Size $500K ‐ $20M Security: Primarily first deed position Property Type All commercial types Geography USA (focus Western US) Loan-to-Value Up to 75% Term 1 – 3 years Rates 7% - 10% (fixed and floating rates) Amortization Typically Interest only Loan Investment Profile

* Sample Transaction: University Plaza, Santa Clara CA $5.85M first position trust deed 8.0% interest only loan 2-year term 73% LTV 51,978 SF Retail over Office Acquisition bridge financing required 3 week close Strong sponsor, direct origination through relationship

Property Location * As of quarter ended March 31, 2016 LTV refers to loan-to-value ratio of the loans in the portfolio at the time of origination. Property Type Loan Portfolio Overview ($ millions) Total Loan Portfolio $112M total loan portfolio1 59% weighted-average LTV2 8% weighted average interest rate 97% senior collateral position

Real Estate Portfolio Overview Tax Basis * 24 Properties1 (1) Total properties does not include book value of equity investment in 1850 De La Cruz, LLC (2) As of quarter ended March 31, 2016 $213M2 GAAP Book Value $158M2

15 Treasures on the Bay North Bay Village, FL Fractured Condominium Conversion $55M Book Value / $54M Tax Basis1 Three, 10-story towers ORM owns 329 units 329k rentable SF $22 annual rent per SF2 96% occupancy3 Pointe Tower ORM own 154 units Renovated 2005-2007 $12.6M bank financing1 South Tower ORM own 15 units Renovated 2005-2007 North Tower ORM owns 160 units (100% of units) Complete renovation completed in Q1 2016 $17.6M bank financing1 As of quarter ended March 31, 2016 Rent per square foot (as of March 31, 2016) is calculated by dividing total base rent per month by total rented square feet, multiplied by 12 to annualize. Common area maintenance fees and other income are not included in these amounts. Occupancy rates are approximate and calculated by dividing square footage leased by total rentable square feet.

Property at Lake Tahoe

- **11.5 acre Resort Property Located at Stateline CA/NV**
- **Phase I – Chateau at Lake Tahoe Retail**
  - $23M book value / $25M tax basis[1]
  - 23k rentable SF
  - $59 average annual NNN per SF[2]
  - 96% occupancy[3]
- **Phase II – Zalanta Resort at the Village**
  - Condominium / retail project under development
  - Zalanta Phase 1 – 30 condos over ~ 19k SF of retail
  - Zalanta Phase II – 60 condos
  - $16M book value / $18M tax basis[1]
  - Expected completion early 2017
  - Listed for sale
- **Phase III – Chateau at Lake Tahoe Residential**
  - Residential / hospitality land
  - ~387 units available for development
  - $23M book value / $31M tax basis[1]
  - Listed for Sale
- **$17M Bank Financing[1]**

South Lake Tahoe, CA




CHATEAU
at THE VILLAGE

(1) As of quarter ended March 31, 2016
(2) Rent per square foot (as of March 31, 2016) is calculated by dividing total base rent per month by total rented square feet, multiplied by 12 to annualize. Common area maintenance fees and other income are not included in these amounts.
(3) Occupancy rates are approximate and calculated by dividing square footage leased by total rentable square feet.

16

Investment Highlights

Back to Basics Execution → Simplifying Balance Sheet and Increasing Income

Liquidate Real Estate Assets	• Improving CRE market conditions • Increasing demand for transitional assets • Complete improvement/redevelopment projects
Grow Loan Portfolio	• Leverage management domain experience, brand identity, and origination platform • Focus on new investment originations • Reduce non-performing loans
Lower Cost of Capital and Create Value Through Prudent Use of Leverage	• Improve balance sheet ratios • Lower cost and improved capital terms • Prudent leverage of up to 1x stockholder's equity, providing opportunity to deliver attractive returns
Consistently Deliver Attractive Dividend Yields	• Committed to increasing dividends as income increases • Average yield 1989 – 2007 ~ 8.40%[1] • Pro forma dividend yield ~ 8.50% - 9.50%[2]

(1) Based upon annual income distributions to investors from 1989 through 2007 divided by year end book capital and averaged over applicable period. The average dividend from 2008 through 2012 was 2.70%

(2) Constitutes forward-looking information. Actual future dividend yields could vary significantly from the pro forma projection presented. See Forward-Looking Statements and Other Disclaimers disclosure on page 1

17

* Appendix

Pre-2008 2008 - 2012 2013 CORPORATE PORTFOLIO Timeline * Average dividend yield of 8.40%¹ Deployed up to $160M annually Completed conversion to a Maryland REIT Started trading on the NYSE MKT Entered into stock repurchase plan to purchase $7 M or 5% of shares outstanding Completed full or partial sale of six real estate properties Merger between Owens Mortgage Investment Fund and Owens Realty Mortgage Predecessor company, Owens Mortgage Investment Fund, a CA LP, in business for 30 years 50%+ of portfolio foreclosed Based upon annual income distributions to investors from 1989 through 2007 divided by year end book capital and averaged over applicable period. Based upon annual income distributions to investors from 2008 through 2012 divided by year end book capital and averaged over applicable period. Average dividend yield of 2.70%²

2014 2015 2016 CORPORATE PORTFOLIO * Initiated sale of real estate properties that offer net taxable gain Ramping up commercial lending to small balance and middle market investors Secured up to $74M in bank debt financing Rebuilding capital resources through asset sales Plan to grow interest revenue Completed initial retail portion of the Chateau Development Project in South Lake Tahoe, CA Completed repurchase of 430,118 shares or 3.80% of shares outstanding at $12.44 average price per share Renovation of north tower at TOTB Miami, FL completed 2016 Timeline Repurchased 520,524 ORM shares or 4.83% in 2015 at $14.41 avg price/share Increased maximum potential CB&T credit facility from $30M to $50M Closed $14.5M maximum potential term loan with RaboBank secured by Tahoe